HEALTH TECHNOLOGIES INTERNATIONAL, INC.
                                163 South Street
                          Hackensack, New Jersey 07601
                                (201 ) 457-1221
                           (201) 457-1331 (Facsimile)


April 29, 1997

Zsigmond Sagi
Chief Executive Officer
Scantek Medical, Inc.
19 Longley Court
Mountain Lakes, N.J.

      RE: License Extension

Dear Mr. Sagi:

     This letter agreement sets forth the mutual understanding of Scantek Medical, Inc. ("Scantek") and Health Technologies International, Inc. ("Licensee") with respect to a certain previously executed license granting the Licensee exclusive use of the BTAI, and improvements thereto, in Chile and Singapore. Since both Scantek and the Licensee deem it in their best interest to extend and modify the License, the License Agreement is hereby amended and it is the mutual understanding of the parties that:

      1) The License continues to remain in full force and effect;

      2) The $250,000 license fee referred to in Section 3A of the License Agreement must be paid not later than:

         A) $50,000 upon execution of this Amendment; and

         B) $200,000 on or before May 15,1997.

      3) All other terms and conditions of the License Agreement remain in effect, except as they should reasonably be modified to conform with the change in the above dates.

     If your understanding is the same as ours, please sign below to indicate Scantek's acceptance of these amended terms, your authority to so execute, and to acknowledge receipt and sufficiency of ten dollars paid in hand, as well as other good and valuable consideration, including the mutual promises exchanged hereby.

Yours truly,                        REVIEWED, AGREED TO AND ACCEPTED
                                    this 30th day of April, 1997

HEALTH TECHNOLOGIES                 SCANTEK MEDICAL, Inc.
INTERNATIONAL, INC.


BY:___________________________      BY:___________________________
      ROGER L. FIDLER                     ZSIGMOND SAGI
      PRESIDENT                           PRESIDENT